EnerNOC & World Energy Meetings Q4 2014 Exhibit 99.1

EnerNOC’s team here today
Neil Moses
Chief Operations Officer &
Chief Financial Officer
Fielder Hiss
VP of Product Management
Keith Albee
Leader of Inside Sales
Phil Pergola
VP of Professional Services
Sean Leaver
Director of Corporate
Development
Tracy Rifkin Nicholas
HR Business Partner
Patricia O'Neill
VP, Human Resources
Eric Watt
VP of Finance
Gerry Wilson
Chief Information Officer

The purpose for today’s visit to Worcester
Reason for today’s visit:
Similarly to our last visit, World Energy’s Special Committee has requested we keep our remarks at a high-level and not get into detail about integration at this time
1. Reiterate the strategic fit between the two companies
2. Answer high-level questions about our company now that
the tender process has started

EnerNOC Q3 financial results as stated on Nov 6th
Closing in on full-year revenue growth of more than 20%
Q3 Guidance Results
Revenue $313 – $323 $329
Adj EBITDA $123.5 – $127 $125
Ending Cash $246
2014 Guidance
Issued on
Aug 7
Issued on
Nov 6
Revenue $450 – $465 $465 – $470
Adj EBITDA $72 – $76 $72 – $76
Ending Cash $270 – $280
Beat Q3
revenue
guidance
Raised
full-year
revenue
guidance
(in millions)
th
th

5 EnerNOC’s organization chart COO & CFO Neil Moses Legal Matt Cushing HR Patricia O'Neill M&S Gregg Dixon President David Brewster Product Micah Remley Chief Executive Officer Tim Healy

World Energy, a strategic acquisition for EnerNOC
Attractive attributes of World Energy:
We see tremendous growth
opportunity here to take advantage of
the assets from both companies,
including the significant assets in the
people at World Energy that we're
excited to welcome to our team
-Tim Healy
Software-as-a-Service model that helps
enterprises simplify the energy procurement
process
Solid team of employees with strong energy
expertise
Technology platform that can scale up to tens
of thousands of users
Enterprise customers that are accustom to
managing their energy spend

EnerNOC’s energy intelligence software
How you buy it How much you use When you use it
Tools to manage risk, energy
purchasing, set budgets & track bills.
Tools to benchmark usage, identify
energy waste & prioritize opportunities.
Tools to maximize demand response
revenue and minimize peak demand costs.
Visibility and Reporting Demand Response Supply Management
• Develop accurate energy budgets
• Track costs against budget
• Conduct budget scenario planning
• Automate procurement activities
Utility Bill Management (UBM)
• Collect historical utility bills
• Track trends in utility usage & cost
• Discover & report billing errors
• Streamline accounts payable
Track trends in energy usage &
carbon impact
Visualize real-time energy data to
understand consumption patterns
Automate ENERGY STAR reporting
Facility Optimization
Benchmark & compare facilities
Analyze meter data to identify cost
saving opportunities
Prioritize actions across a portfolio
Project Management
Track the impact of measures
Earn revenue to fund your
energy projects
Measure & manage DR event
performance
Track payment history
Demand Management
Alert on demand thresholds
Quantify cost impact of demand
peaks
Forecast new facility & system
peaks

World Energy adds world-class software features
How you buy it
• Budget-related
management tools
• Auctions
• RFP automation
• Contract tracking
• Position alerts
EnerNOC
World Energy
Supply Management

World Energy adds proven energy efficiency capabilities
How you buy it
• Building benchmarking
& other multi-building
tools
• Meter-data analytics
• Audit automation
• Process automation
tools
EnerNOC
World Energy
Facility Optimization

We’re planning to visit major offices over the next few
weeks
Nov 4
th
Execute merger agreement & announce transaction
Nov 5
th
World Energy all-employee presentation
Nov 6
th
EnerNOC’s quarterly earnings call
Nov 10
th
World Energy’s quarterly earnings call
Nov 25
th
All-hands meeting to outline the strategic fit between the two companies and Q&A
Early-Dec Integration discussions begin with World Energy
Dec 29
th
Jan  2
nd
Jan 5
th
Go shop completed
Tender process completed
Potential closing date

EnerNOC, Inc. Safe Harbor Statement
Statements in this presentation regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to EnerNOC’s future financial performance on both a GAAP and non-GAAP basis and the future growth and success of EnerNOC’s energy intelligence software and related solutions, statements relating to the ability of the EnerNOC and World
Energy to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the merger agreement, EnerNOC's vision for EIS, EnerNOC's ability to help enterprises control costs and stay competitive in an increasingly global marketplace, the ability of the acquisition to deliver value to EnerNOC's enterprise customers, may constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 and other federal securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; failure to consummate or delay in consummating the transaction; our ability to retain key executives and employees; slowdowns or downturns in economic conditions, relationships with strategic partners, the presence of competitors with greater financial resources than ours and their strategic response to our products; and our ability to successfully integrate World Energy and the associated technology and achieve operational efficiencies, as well as those risks, uncertainties and factors referred to under the section "Risk Factors" in EnerNOC's most recent Annual Report on Form 10-K and subsequent
Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the
Company's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information
This presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of World Energy Solutions, Inc. or any other securities. EnerNOC, Inc. has commenced a tender offer for all outstanding shares of common stock of World
Energy Solutions, Inc. and has filed with the SEC a tender offer statement on Schedule TO (including an Offer to Purchase, a Letter of Transmittal and related documents), which will be amended as necessary. World
Energy Solutions, Inc. has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9,
which will be amended as necessary. These documents contain important information, including the terms and conditions of the Tender Offer, and stockholders of World Energy Solutions, Inc. are advised to carefully read these documents before making any decision with respect to the Tender Offer. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the Solicitation/Recommendation Statement and related documents may be obtained for free by contacting the investor relations department of World Energy Solutions, Inc. at
dmees@worldenergy.com. The Offer to Purchase and related documents may be obtained for free by contacting the investor relations department of EnerNOC, Inc. at news@enernoc.com or by directing such requests to the information agent for the tender offer, Alliance Advisors LLC, at 855-976-3328 (toll-free).